Penn Capital Mid Cap Core Fund
Schedule of Investments

May 31, 2022 (Unaudited)

	Number of
Common Stocks: 91.5%	Shares	Value
Aerospace & Defense: 1.4%
Mercury Systems, Inc.*	3,800	$227,278
Air Freight & Logistics: 2.2%
GXO Logistics, Inc.*	2,857	155,049
XPO Logistics, Inc.*	3,592	191,957
		347,006
Banks: 6.9%
Pinnacle Financial Partners, Inc.	4,149	337,811
Seacoast Banking Corp of Florida	7,775	266,216
Texas Capital Bancshares, Inc.*	4,254	240,479
Western Alliance Bancorp	2,824	229,789
		1,074,295
Biotechnology: 4.6%
Exelixis, Inc.*	10,706	196,241
Halozyme Therapeutics, Inc.*	6,207	285,398
United Therapeutics Corp.*	1,048	241,396
		723,035
Building Products: 1.3%
Lennox International, Inc.	974	203,469
Chemicals: 5.6%
CF Industries Holdings, Inc.	3,139	310,039
Livent Corp.*	10,776	342,569
Olin Corp.	3,556	233,949
		886,557
Commercial Services & Supplies: 1.6%
Steelcase, Inc. - Class A	21,165	259,483
Construction Materials: 2.1%
Martin Marietta Materials, Inc.	976	331,235
Consumer Finance: 2.3%
LendingTree, Inc.*	2,353	148,498
OneMain Holdings, Inc.	4,776	210,430
		358,928
Electrical Equipment: 1.8%
nVent Electric PLC	8,090	286,386
Health Care Equipment & Supplies: 5.0%
Bausch + Lomb Corp.*	13,791	234,585
CONMED Corp.	2,649	308,052
Lantheus Holdings, Inc.*	3,570	244,617
		787,254
Hotels, Restaurants & Leisure: 6.1%
MGM Resorts International	4,471	156,351
Norwegian Cruise Line Holdings Ltd.*	11,426	182,930
Planet Fitness, Inc. - Class A*	3,939	277,187
Six Flags Entertainment Corp.*	5,336	156,612
Vail Resorts, Inc.	730	184,113
		957,193
Independent Power and Renewable Electricity Producers: 1.7%
Vistra Corp.	9,902	261,116
Insurance: 6.7%
Arch Capital Group Ltd.*	6,731	319,453
Fidelity National Financial, Inc.	3,661	154,860
Lincoln National Corp.	5,405	313,112
Primerica, Inc.	2,056	259,056
		1,046,481
Interactive Media & Services: 0.8%
IAC/InterActiveCorp*	1,534	130,850
IT Services: 2.9%
GoDaddy, Inc. - Class A*	3,417	256,446
Sabre Corp.*	26,674	200,322
		456,768
Life Sciences Tools & Services: 2.2%
Avantor, Inc.*	10,888	348,852
Machinery: 1.1%
Chart Industries, Inc.*	1,012	177,991
Marine: 2.2%
Kirby Corp.*	5,126	346,159
Media: 3.4%
Fox Corp. - Class B	7,739	253,143
Liberty Media Corp.-Liberty SiriusXM - Class A*	6,731	278,057
		531,200
Metals & Mining: 3.5%
Constellium SE*	12,622	213,185
Steel Dynamics, Inc.	4,044	345,277
		558,462
Oil, Gas & Consumable Fuels: 4.8%
Chesapeake Energy Corp.	3,173	308,987
Diamondback Energy, Inc.	2,929	445,266
		754,253
Pharmaceuticals: 1.6%
Catalent, Inc.*	2,427	250,127
Professional Services: 1.6%
TransUnion	2,963	257,218
Real Estate Management & Development: 1.2%
Kennedy-Wilson Holdings, Inc.	9,100	191,646
Semiconductors & Semiconductor Equipment: 6.6%
Allegro MicroSystems, Inc.*	11,960	307,970
Kulicke & Soffa Industries, Inc.	5,159	279,463
Skyworks Solutions, Inc.	1,115	121,390
Teradyne, Inc.	3,034	331,495
		1,040,318
Software: 1.5%
Tyler Technologies, Inc.*	661	235,197
Specialty Retail: 3.0%
Burlington Stores, Inc.*	835	140,530
Five Below, Inc.*	1,500	195,885
Floor & Decor Holdings, Inc. - Class A*	1,709	128,927
		465,342
Technology Hardware, Storage & Peripherals: 1.6%
Western Digital Corp.*	4,254	258,175
Textiles, Apparel & Luxury Goods: 1.4%
PVH Corp.	3,139	222,461
Trading Companies & Distributors: 2.8%
H&E Equipment Services, Inc.	7,114	253,614
United Rentals, Inc.*	629	187,555
		441,169
Total Common Stocks (cost $11,234,775)		14,415,904

Equity Real Estate Investment Trusts (REITs): 6.6%
Apartment Income REIT Corp.	5,931	266,065
Healthcare Trust of America, Inc. - Class A	7,949	238,867
Pebblebrook Hotel Trust	11,053	248,803
VICI Properties, Inc.	9,098	280,673
		1,034,408
Total REITS (cost $961,250)		1,034,408

Short-Term Investments: 1.7%
U.S. Bank Money Market Deposit Account, 0.500%(a)	270,176	270,176
Total Short-Term Investments (cost $270,176)		270,176

Total Investments - 99.8% (cost $12,466,201)		15,720,488
Other Assets and Liabilities 0.2%		34,698
Net Assets: 100.0%		$15,755,186

Percentages are stated as a percent of net assets.
* Non-income producing security.
(a) The rate shown is as of May 31, 2022.

Country Exposure (as a percentage of total investments)
United States	92.1%
Bermuda	3.2%
Ireland	1.8%
Canada	1.5%
France	1.4%

The accompanying notes are an integral part of the schedule of investments.

1. Significant Accounting Policies (Unaudited)
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee comprised of representatives from the Advisor.

The Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because the Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Fund may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Bank loans are not listed on any securities exchange or board of trade. They are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market. This market generally has fewer trades and less liquidity than the secondary market for other types of securities. Some bank loans have few or no trades, or trade infrequently, and information regarding a specific bank loan may not be widely available or may be incomplete. Except as otherwise specified, Bank loan securities shall be valued at the evaluated bid prices supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Committee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain a bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to a Valuation Committee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of May 31, 2022, in valuing the Fund’s investments:

Investments in Securities(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$14,415,904	$-	$-	$14,415,904
Equity Real Estate Investment Trusts (REITs)	1,034,408	-	-	1,034,408
Short-Term Investments	270,176	-	-	270,176
Total Investments in Securities	$15,720,488	$-	$-	$15,720,488

(a) All other industry classifications are identified in the Schedule of Investments for the Fund.